NETGEAR Announces Declaration of a Special Stock Dividend to Spin-Off Arlo

San Jose, California - November 29, 2018 - NETGEAR, Inc. (NASDAQ: NTGR) announced today that its Board of Directors has approved a special stock dividend (the “distribution”) to NETGEAR stockholders of the 62,500,000 shares of common stock of Arlo Technologies, Inc. (NYSE: ARLO) owned by NETGEAR, representing approximately 84.2% of the outstanding shares of Arlo common stock.

Subject to certain customary conditions, the distribution by NETGEAR of the special stock dividend will be made on December 31, 2018 (the “distribution date”) to all NETGEAR stockholders of record on the record date of December 17, 2018. The distribution will take place in the form of a pro rata common stock dividend to each NETGEAR stockholder of record on the record date. As of November 28, 2018, NETGEAR had approximately 31,530,784 shares of its common stock, par value $0.001 per share, outstanding. Based on such number, NETGEAR estimates that NETGEAR stockholders will receive approximately 1.98 shares of Arlo common stock for every share of NETGEAR common stock held as of the close of business on the record date. The final distribution ratio will be determined based on the number of shares of NETGEAR common stock outstanding on the record date.

No fractional shares of Arlo common stock will be distributed. Instead, NETGEAR stockholders will receive cash in lieu of any fraction of a share of Arlo common stock that they otherwise would have received. The distribution is generally intended to qualify as tax free to NETGEAR stockholders for U.S. federal income tax purposes.

Deutsche Bank Securities is acting as financial advisor to NETGEAR in connection with the distribution. Wachtell, Lipton, Rosen & Katz is acting as legal advisor to NETGEAR in connection with the distribution.

Information Regarding the Spin-off Transaction

No vote or action is required by NETGEAR’s stockholders in order to receive the distribution of shares of Arlo common stock. The distribution is subject to certain customary conditions, which conditions NETGEAR expects to be satisfied on or prior to the distribution date.

Subject to the satisfaction or waiver by NETGEAR of such conditions, NETGEAR stockholders of record on the record date will receive account statements reflecting their ownership interest in shares of Arlo common stock. The Arlo common stock issued in the distribution will be in book-entry form. NETGEAR stockholders who hold their shares through brokers or other nominees will have their shares of Arlo common stock credited to their accounts by their nominees or brokers. NETGEAR stockholders will not be required to pay cash or other consideration for the shares of Arlo common stock to be distributed to them, or surrender or exchange their shares of NETGEAR common stock to receive the distribution.

NETGEAR plans to send an information statement regarding this transaction to its stockholders of record on the record date on or about December 17, 2018. The information statement will include details on the distribution and also will be posted under the Investor Relations tab on NETGEAR’s website at investor.netgear.com and on Arlo’s website at investor.arlo.com.

Trading in Shares of NETGEAR and Arlo Common Stock Between Record Date and Distribution Date

Beginning on December 14, 2018, the date which is the business day prior to the record date, and continuing through the close of trading on the distribution date, the following markets will exist in shares of NETGEAR and Arlo common stock:

•	NETGEAR common stock “regular way” market (NASDAQ: NTGR): Shares of NETGEAR common stock that trade in the “regular way” market will trade with “due bills,” which are entitlements to shares of Arlo common stock to be distributed in the distribution. Any holders of shares of NETGEAR common stock who sell NETGEAR shares outstanding as of the record date the “regular way” on or prior to the distribution date will also be selling their right to receive the shares of Arlo common stock that were to be distributed to them in respect of those shares of NETGEAR common stock.

•
NETGEAR common stock “ex-distribution/when-issued” market (NASDAQ: NTGRV): Shares of NETGEAR common stock that trade in the “ex-distribution/when-issued” market will trade without an entitlement to shares of Arlo common stock to be distributed in the distribution. If you own shares of NETGEAR common stock on the record date and sell those shares of NETGEAR common stock in the “ex-distribution/when-issued” market prior to or on the distribution date, you will still receive the shares of Arlo common stock that were to be distributed to you in respect of those shares of NETGEAR common stock.

•
Arlo common stock “regular way” market (NYSE: ARLO): The “regular way” market is the same market for Arlo common stock that has been in existence since Arlo completed its initial public offering of its common stock in August 2018.

•
Arlo common stock “when-issued” market (NYSE: ARLO WI): The “when-issued” market for Arlo common stock relates to the shares of Arlo common stock that will be distributed to NETGEAR stockholders in the distribution. Therefore, if you are entitled to receive shares of Arlo common stock in the distribution, you may trade your entitlement to such shares of Arlo common stock, without the corresponding shares of NETGEAR common stock you own, in the Arlo common stock “when-issued” market.

All trades in the “regular way” markets will settle on the second trading day after the trade date. The “due bills” will settle on the second trading day after the distribution date. All trades in the “ex-distribution/when-issued” market and “when-issued” markets will settle on the third trading day after the distribution date, irrespective of the trade date.

Arlo common stock currently trades on the NYSE under the symbol “ARLO.”

You are encouraged to consult with your financial advisor regarding the specific implications of trading NETGEAR common stock and Arlo common stock prior to or on the distribution date.

About NETGEAR, Inc.

NETGEAR (NASDAQ: NTGR) is a global networking company that delivers innovative products to consumers, businesses and service providers. NETGEAR’s products are built on a variety of proven technologies such as wireless (WiFi and LTE), Ethernet and powerline, with a focus on reliability and ease-of-use. The product line consists of wired and wireless devices that enable networking, broadband access and network connectivity. These products are available in multiple configurations to address the needs of the end-users in each geographic region in which NETGEAR’s products are sold. NETGEAR products are sold in approximately 26,000 retail locations around the globe, and through approximately 23,000 value-added resellers, as well as multiple major cable, mobile and wireline service providers around the world. NETGEAR’s headquarters are in San Jose, Calif., with additional offices in approximately 25 countries.

About Arlo Technologies, Inc.

Arlo (NYSE: ARLO) is the award-winning, industry leader that is transforming the way people experience the connected lifestyle. Arlo’s deep expertise in product design, wireless connectivity, cloud infrastructure and cutting-edge AI capabilities focuses on delivering a seamless, smart home experience for Arlo users that is easy to setup and interact with every day. Arlo’s cloud-based platform provides users with visibility, insight and a powerful means to help protect and connect in real-time with the people and things that matter most, from any location with a Wi-Fi or a cellular connection. To date, Arlo has launched several categories of award-winning smart connected devices, including wire-free smart Wi-Fi and LTE-enabled cameras, advanced baby monitors and smart security lights.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent NETGEAR, Inc.’s expectations or beliefs concerning future events based on information available at the time such statements were made. These statements are based on management’s current expectations and are subject to certain risks and uncertainties, including, among others, market conditions and unforeseen regulatory issues. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect NETGEAR and its business are detailed in NETGEAR’s filings with the Securities and Exchange Commission. Given these circumstances, you should not place undue reliance on these forward-looking statements. NETGEAR undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Investors:
NETGEAR Investor Relations
Christopher Genualdi
investors@netgear.com

Source: NETGEAR-F